EXHIBIT 99.09

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Alliance Capital and Alliance Holding

First Quarter 2004 Review

Lewis A. Sanders	Gerald M. Lieberman
Chief Executive Officer	Chief Operating Officer

April 29, 2004

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Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum. You are encouraged to ask all questions of a material nature on this conference call.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, please refer to the Risk Factors section in Part I of Form 10-K for the year ended December 31, 2003. Any or all of the forward-looking statements that we make in Form 10-K, this presentation or any other public statements we issue may turn out to be wrong. It is important to remember that other factors besides those listed in the Risk Factors section of Form 10-K could also adversely affect our business, operating results or financial condition.

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Market Environment

			Annualized	Cumulative
	1Q04	1Yr	3 Yr	3 Yr

S&P 500	1.7%	35.1%	0.6%	1.9%

Russell 1000 Growth	0.8%	32.2%	-1.7%	-5.1%

Russell 1000 Value	3.0%	40.8%	4.3%	13.5%

MSCI EAFE	4.3%	57.5%	3.4%	10.7%

Lehman Aggregate Bond	2.7%	5.4%	7.4%	24.0%

Returns through March 31, 2004

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Relative Investment Performance

•                Overall investment performance was satisfactory in both Equities and Fixed Income

•               Returns were especially strong in Mid-Cap Growth, Multi-Cap Growth and Global Growth services and in our Regent-branded managed account

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First Quarter Revenues

(In $ millions, except AUM)

	1Q04	1Q03	% chg

Average AUM ($bn)	$483	$384	25.7%

Revenues

Base Fee (1)	$507	$408	24.3

Performance Fee	4	4	-10.8

Distribution	116	100	16.3

Institutional Research Svcs.	80	58	37.2

Other	38	33	17.2

Total	$745	$603	23.6%

(1) Includes Transaction Charges	$38	$22	77.5%

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First Quarter Revenues – by Distribution Channel

(In $ millions)

	1Q04	1Q03	% chg		Comments

Retail	$326	$295	10.4%	•	Higher base advisory and
					distribution fees from higher
					average AUM, net of mutual fund
					advisory fee rate reductions

Institutional Inv. Mgmt	185	144	28.4	•	Higher base advisory fees from
					higher average AUM

Private Client	140	97	44.6	•	Higher base advisory fees from
					higher average AUM and volume
					related transaction charges

Institutional Research Svcs.	80	58	37.2	•	Higher volume and market share
					in both the U.S. and Europe

Other	14	9	67.4	•	Investment gains

Total	$745	$603	23.6%

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First Quarter Expenses & Net Income

(In $ millions)

	1Q04	1Q03	% chg		Comments

Employee Comp & Benefits	$275	$218	26.0%	•	See page 8

Promotion & Servicing	190	179	6.3	•	Higher trail payments and
					lower DSC amortization

General & Administrative	91	79	14.9	•	Higher legal and accounting
					fees

Interest	7	7	2.4

Amortization of Intangibles	5	5	-

	568	488	16.4

Income Before Taxes	177	115	54.1

Income Taxes	9	6	46.7

Net Income	$168	$109	54.5%

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First Quarter Compensation & Benefits

(In $ millions)

	1Q04	1Q03	% chg		Comments

Base Compensation	$76	$73	4.1%	•	Merit increases

Incentive Compensation	114	81	41.5	•	Higher operating earnings

Commissions	59	43	35.0	•	Higher Sell-Side trading
					volume and impact of ‘03
					Institutional Sales
Fringes & Other	26	21	23.1

Total	$275	$218	26.0%

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Impact of 2003 Charges on Alliance Holding Distributions

(In $ millions, except per Unit amounts)

Alliance Capital (Operating Partnership)	3Q03	4Q03	1Q04	Total

Income Before Impact of Mutual Fund
Matters & Legal Proceedings	$165	$192	$168	$525

Mutual Fund Matters & Legal Proceedings	(190)	(140)	-	(330)

Incentive Compensation	41	-	-	41

Taxes	3	2	-	5

Net Impact	(146)	(138)	-	(284)

Net Income	$19	$54	$168	$241

Alliance Holding

Net Income per Unit	$0.00	$0.13	$0.58	$0.71

Distribution per Unit	$0.57	$0.00	$0.14	$0.71

Cash Flow Retained (Distributed)	($0.57)	$0.13	$0.44	$0.00

•               First quarter distribution lower than traditional levels to recover remaining cash flow effects of special charges in 2003

•               Expect distributions to return to traditional levels in relation to cash flow for second quarter 2004

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Alliance Holding Financial Results

(In millions, except per Unit Amounts)

	1Q04	1Q03	% chg

Equity in Earnings	$52	$33	+57.4%

Income Taxes	6	5	+21.1

Net Income	$46	$28	+63.6

Net Income Per Unit	$0.58	$0.37	+56.8

Distribution Per Unit	$0.14	$0.37	-62.2%

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Retail Asset Management - First Quarter Highlights

•Cash flow and market share remain depressed		Ended March 31, 2004

•Management team strengthened		3 Months	12 Months
	(in $billions)
•Strategy to rebuild brand equity underway
	Beginning AUM	$154	$134
•Enhance value proposition
	Net Long-Term Flows	(1)	(1)
•Improve clarity, coherence of product array
	Cash Management, Net	2	(3)
•“Solutions” oriented assistance to FA’s
	Net New Business	1	(4)
•Increased transparency
	Appreciation	4	29
•Improved consultant ratings
	Ending AUM	$159	$159
•AB Value product received 4 and 5 stars
	% Change	3.2%	18.4%
•Alliance Bernstein Growth Fund and Mid-Cap Growth Fund upgraded
	% Total	32.8%	32.8%
•Continued strong performance of Regent

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Institutional Asset Management - First Quarter Highlights

•Unusually weak cash flows		Ended March 31, 2004

•Continued high rate of attrition in U.S. Growth		3 Months	12 Months
	(in $billions)
•Broad slowdown in new business
	Beginning AUM	$270	$212
•Competitive position strong in U.S. Value, Global Value, Global Growth, and Global Fixed Income
	Net Long-Term Flows	(6)	-

	Transfers	-	1

	Appreciation	7	58

	Ending AUM	$271	$271

	% Change	0.5%	27.4%

	% Total	56.0%	56.0%

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Private Client Asset Management - First Quarter Highlights

•Organic growth rate accelerated		Ended March 31, 2004

•Financial Advisor field force rose by 15 to 190		3 Months	12 Months
	(in $ billions)
•New offices in Tampa and Boston on track for third quarter
	Beginning AUM	$51	$40
•Ultra-high-net-worth segment remains vibrant
	Net Long-Term Flows	2	5

	Transfers	-	(1)

	Appreciation	1	10

	Ending AUM	$54	$54

	% Change	5.1%	36.2%

	% Total	11.2%	11.2%

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Assets Under Management by Channel

Three Months Ended March 31, 2004

(In $ billions)

	Institutional Inv Mgmt	Retail	Private Client	Total

Dec. 31, 2003 AUM	$270	$154	$51	$475

Net Long-Term Flows	(6)	(1)	2	(5)

Cash Management, Net	-	2	-	2

Net New Business/(Outflows)	(6)	1	2	(3)

Appreciation	7	4	1	12

March 31, 2004 AUM	$271	$159	$54	$484

% Change	0.5%	3.2%	5.1%	1.9%

% Total	56.0%	32.8%	11.2%

Note: Table may not add due to rounding.

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Assets Under Management by Channel

Twelve Months Ended March 31, 2004

(In $ billions)

	Institutional Inv Mgmt	Retail	Private Client	Total

March 31, 2003 AUM	$212	$134	$40	$386

Net Long-Term Flows	-	(1)	5	3

Cash Management, Net	-	(3)	-	(3)

Net New Business/(Outflows)	-	(4)	5	-

Transfers	1	-	(1)	-

Appreciation	58	29	10	97

March 31, 2004 AUM	$271	$159	$54	$484

% Change	27.4%	18.4%	36.2%	25.2%

% Total	56.0%	32.8%	11.2%

Note: Table may not add due to rounding.

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Assets Under Management by Investment Orientation

Three Months Ended March 31, 2004

(In $ billions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

Dec. 31, 2003 AUM	$152	$130	$164	$29	$475

Net Long-Term Flows	2	(5)	(1)	(1)	(5)

Cash Management, Net	-	-	2	-	2

Net New Business/(Outflows)	2	(5)	1	(1)	(3)

Appreciation	5	3	3	1	12

March 31, 2004 AUM	$160	$128	$168	$28	$484

% Change	5.2%	-1.4%	2.1%	-1.9%	1.9%

% Total	33.0%	26.5%	34.7%	5.8%

Note: Table may not add due to rounding.

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Assets Under Management by Investment Orientation

Twelve Months Ended March 31, 2004

(In $ billions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

March 31, 2003 AUM	$97	$104	$163	$22	$386

Net Long-Term Flows	20	(12)	(4)	(2)	3

Cash Management, Net	-	-	(3)	-	(3)

Net New Business/(Outflows)	20	(12)	(6)	(2)	-

Transfer (1)	(3)	3	-	-	-

Appreciation	45	34	11	8	97

March 31, 2004 AUM	$160	$128	$168	$28	$484

% Change	64.1%	23.7%	2.6%	27.9%	25.2%

% Total	33.0%	26.5%	34.7%	5.8%

(1) Transfer of 50% of the assets under management in the Bernstein International Equity mutual funds from a value orientation to growth orientation.
Note: Table may not add due to rounding.

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Institutional Research Services - First Quarter Highlights

• Strong revenue growth and market share gain

• Continued growth in OTC and program trading platforms

• Research quality leads industry

• #1 best industry knowledge

• #1 most creative ideas

• #1 client services

• #1 most trusted

• Sales quality moved to 2nd place versus 6th place

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Relative Performance (1) – Institutional Value Equity

	Institutional Equity Composites vs. Benchmarks

				Small-		Emerging
	Strategic	Diversified	Relative	Mid Cap	International	Market
	Value(2)	Value(2)	Value(2)	Value(3)	Value(4)	Value(5)

YTD	+0.3	+0.6	+0.2	-1.3	-1.2	-5.2

1yr	+0.1	+0.3	-0.6	-1.3	-1.1	+10.6

3yr	+2.8	+3.6	-1.4	+3.2	+5.8	+6.6

5yr	+2.9	+3.4	+1.4	-	+4.8	+6.4

10yr	+0.4	-	-	-	-	-

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Value (3) vs. Russell 2500 Value (4) vs. MSCI EAFE , International Value Unhedged Cap-Weighted (5) vs. MSCI Emerging Markets

Composite and benchmark data through 3/31/04. Performance is preliminary.

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Relative Performance (1) – Institutional Growth Equity

	Institutional Equity Composites vs. Benchmarks

						Emerging
	Large Cap	Multi Cap	Mid Cap	Small Cap	Intl Lg Cap	Market
	Growth(2)	Growth(4)	Growth(3)	Growth(5)	Growth(6)	Growth(7)

YTD	+0.2	+6.8	+5.4	-0.5	-1.9	+1.9

1yr	-5.0	+11.4	+26.9	-1.8	-2.9	+3.9

3yr	-2.7	+3.6	+6.0	+1.0	+2.1	+2.8

5yr	-0.3	+3.4	+7.9	+8.1	+4.8	+6.4

10yr	+1.0	+0.7	-	+7.6	+3.1	+3.9

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Growth (3) Russell Mid Cap Growth (4) vs. Russell 3000 Growth (5) vs. Russell 2000 Growth (6) vs. MSCI EAFE Growth (7) vs. MSCI Emerging Markets Gross

Composite and benchmark data through 3/31/04. Performance is preliminary.

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Relative Performance (1) – Institutional Fixed Income

	Institutional Fixed Income Composites vs. Benchmarks

		Core	Corp	High		Emerging
	Core Plus(2)	Mortgage(3)	Bonds(4)	Yield(5)	Global(6)	Market(7)

YTD	-0.1	+0.2	-0.1	-0.9	0.0	+0.4

1yr	+0.8	+1.0	-0.2	-4.3	+1.4	+6.0

3yr	-0.5	+0.8	+0.4	-2.7	+0.1	+8.2

5yr	-0.3	+0.3	+0.5	-1.2	-0.3	+6.8

10yr	+0.3	-	+0.4	+0.6	-0.2	-

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Lehman US Aggregate Unhedged (3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged (4) vs. Custom Corporate Index (5) vs. Custom High Yield Index (6) vs. JPM Global Bond Unhedged (7) vs. JPM EMBI Plus

Composite and benchmark data through 3/31/04. Performance is preliminary

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Relative Performance – Retail Value Equity

Retail Mutual Funds vs. Lipper Averages

Small
	Value	Growth &	Cap	Intl	Global
	(LgCap)(1)	Income(2)	Value(3)	Value(4)	Value(5)	Balanced(6)

YTD	+1.0	+1.9	+0.2	+0.2	-0.5	+1.0

1yr	+1.3	+2.7	+6.0	+7.8	+0.9	+4.1

3yr	+5.0	-0.8	+7.1	+10.7	+3.1	+2.2

5yr	-	+1.5	-	-	-	+3.7

10yr	-	+2.5	-	-	-	+2.0

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Value average; if compared to Multi Cap Value average,1Q would be 0.1, 1 yr would be -2.0, and 3 yr would be 2.4 (2) vs. Large Cap Value average (3) vs. Mid Cap Value average (4) vs. International average (5) vs. Global average (6) vs. Balanced average

Source: Alliance Capital and Lipper

Mutual fund performance and Lipper data through 3/31/04.

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Relative Performance – Retail Growth Equity

	Retail Mutual Funds vs. Lipper Averages

	Premier				Global	Regent
	Growth	Growth	Mid Cap	Small Cap	Growth	Lg- Cap
	(LgCap)(1)	(Multi Cap)(2)	Growth(3)	Growth(4)	Research(5)	Core(6)

YTD	-0.1	+5.4	+6.0	+0.9	+1.0	+4.0

1yr	-2.9	+6.3	+32.0	+ 3.7	+4.1	+11.1

3yr	-4.4	+2.4	+7.8	-0.4	+2.4	+3.0

5yr	-4.7	-2.7	-1.0	-5.9	+6.3	+3.6

10yr	+0.7	-1.6	+0.1	-2.0	+8.7	+2.5

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Growth average  (2) vs. Multi Cap Growth average (3) vs. Mid Cap Growth average (4) vs. Small Cap Growth average.  Formerly named Quasar  (5) vs. Global Equity average.  Formerly named Global Growth Trends (6) vs. S&P 500; Represents Regent separately managed account service. Net performance is inclusive of the investment management fee only. It does not include the total service fee typically associated with a traditional wrap account that may range from 2.0 -3.0%.

Source: Alliance Capital, Lipper, and S&P.

Mutual fund performance and Lipper data through 3/31/04.

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Relative Performance – Retail Fixed Income

Retail Fixed Income Funds vs. Lipper Averages

					Bernstein	ACMGI-
	Corporate	Americas Govt	Emerging	High	Short	American
	Bond(1)	Income(2)	Market Debt(3)	Yield(4)	Duration Plus(5)	Income - OS(6)

YTD	+0.1	+2.1	+0.7	-0.4	+0.1	+0.7

1yr	+5.4	+3.4	+6.0	-1.4	+0.3	+7.8

3yr	-0.3	-0.1	+3.3	-1.5	+0.6	+3.5

5yr	+0.2	+3.8	+2.9	-2.7	+0.3	+3.1

10yr	+0.6	+3.0	+0.6	-	+0.1	+2.4

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Corporate Debt Funds BBB-Rated average (2) vs. Global Income Funds average (3) vs. Emerging Markets Debt average (4) vs. High Current Yield average (5) vs. Short Investment Grade Debt average (6) vs. Global Bond US Dollar average

Source:  Alliance Capital and Lipper

Composite and benchmark data through 3/31/04. Performance is preliminary.

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Performance – Private Client

	YTD	1 Yr	3 Yr	5 Yr

All Balanced Accounts(1)	2.3	27.1	6.0	5.7

Global Balanced Benchmark(2)	2.1	26.1	3.9	2.2

(1) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix. (2) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets Free, 40% Lipper Intermediate Debt Fund Average

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

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Changes in Assets Under Management by Channel

Three Months Ended March 31, 2004

(In $ millions)

	Institutional
	Investment		Private
	Management	Retail	Client	Total

Beginning of Period	$269,465	$153,784	$51,550	$474,799

Sales/New accounts	4,604	6,782	2,306	13,692
Redemptions/Terminations	(8,030)	(7,149)	(599)	(15,778)
Net cash management sales	-	1,749	-	1,749
Cash flow	(2,846)	16	(51)	(2,881)
Unreinvested dividends	-	(197)	(45)	(242)
Net new business/(Outflows)	(6,272)	1,201	1,611	(3,460)

Market appreciation	7,495	3,750	1,034	12,279

End of Period	$270,688	$158,735	$54,195	$483,618

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Changes in Assets Under Management by Channel

Twelve Months Ended March 31, 2004

(In $ millions)

	Institutional
	Investment		Private
	Management	Retail	Client	Total

Beginning of Period	$212,495	$134,011	$39,792	$386,298

Sales/New accounts	29,920	27,364	7,795	$65,079
Redemptions/Terminations	(27,659)	(27,559)	(2,181)	(57,399)
Net cash management sales	-	(2,839)	-	(2,839)
Cash flow	(2,463)	(551)	(634)	(3,648)
Unreinvested dividends	(1)	(866)	(191)	(1,058)
Net new business/(Outflows)	(203)	(4,451)	4,789	135

Transfers	608	-	(608)	-

Market appreciation	57,788	29,175	10,222	97,185

End of Period	$270,688	$158,735	$54,195	$483,618

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Changes in Assets Under Management by Investment
Orientation

Three Months Ended March 31, 2004

(In $ millions)

	Value	Growth	Fixed
	Equity	Equity	Income	Passive	Total

Beginning of Period	$151,856	$130,135	$164,338	$28,470	$474,799

Sales/New accounts	5,832	3,819	3,834	207	13,692
Redemptions/Terminations	(2,700)	(8,035)	(4,877)	(166)	(15,778)
Net cash management sales	-	-	1,749	-	1,749
Cash flow	(638)	(1,065)	181	(1,359)	(2,881)
Unreinvested dividends	-	-	(242)	-	(242)
Net new business/(Outflows)	2,494	(5,281)	645	(1,318)	(3,460)

Transfers	-	-	-	-	-

Market appreciation	5,334	3,427	2,739	779	12,279

End Of Period	$159,684	$128,281	$167,722	$27,931	$483,618

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Changes in Assets Under Management by Investment
Orientation

Twelve Months Ended March 31, 2004

(In $ millions)

	Value	Growth	Fixed
	Equity	Equity	Income	Passive	Total

Beginning of Period	$97,283	$103,663	$163,511	$21,841	$386,298

Sales/New accounts	29,259	17,461	17,084	1,275	65,079
Redemptions/Terminations	(9,483)	(26,077)	(20,878)	(961)	(57,399)
Net cash management sales	-	-	(2,839)	-	(2,839)
Cash flow	700	(3,369)	1,180	(2,159)	(3,648)
Unreinvested dividends	(16)	-	(1,042)	-	(1,058)
Net new business/(Outflows)	20,460	(11,985)	(6,495)	(1,845)	135

Transfers (1)	(2,885)	2,885	-	-	-

Market appreciation/(depreciation)	44,826	33,718	10,706	7,935	97,185

End Of Period	$159,684	$128,281	$167,722	$27,931	$483,618

(1) Transfer of 50% of the assets under management in the Bernstein International Equity mutual funds from a value orientation to growth orientation.

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Annualized Fee Base

By Channel and
Investment Orientation

(In $ millions)

3/31/04 vs. 3/31/03
$1,939 mm	$1,547 mm

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Trends in Headcount

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Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

(In $ thousands, Unaudited)

	3/31/04	12/31/03

Assets
Cash and investments	$1,113,202	$624,729
Cash and securities, segregated	1,233,680	1,285,801
Receivables, net	2,340,591	2,290,075
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	341,550	346,725
Deferred sales commissions, net	353,590	387,218
Other	365,559	360,464
Total Assets	$8,624,829	$8,171,669

Liabilities and Partners’ Capital
Liabilities:
Payables	$3,431,970	$3,141,579
Accounts payable and accrued expenses	241,986	524,703
Accrued compensation and benefits	363,030	311,075
Debt	405,435	405,327
Other	219,783	10,516
Total Liabilities	4,662,204	4,393,200

Partners’ Capital	3,962,625	3,778,469
Total Liabilities and Partners’ Capital	$8,624,829	$8,171,669

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Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

(In $ thousands, Unaudited)

	Three Months Ended
	3/31/2004	3/31/2003

Cash Flows From Operating Activities:
Net income	$168,454	$109,061
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	48,520	53,019
Amortization of deferred compensation	28,300	32,159
Other depreciation and amortization	16,231	18,156
Other, net	7,253	534
Changes in assets and liabilities	(84,321)	(67,140)
Net cash provided from operating activities	184,437	145,789

Cash Flows From Investing Activities:
(Purchase) of investments, net	(4,704)	(400)
Proceeds from Sale of Investments	4,456	3,423
Additions to furniture, equipment and leaseholds, net	(6,872)	(6,960)
Net cash (used in) investing actvities	(7,120)	(3,937)

Cash Flows From Financing Activities:
Increase (decrease) in debt, net	(92)	(4,055)
Distributions to partners	(23)	(148,504)
Other	(9,702)	(64,683)
Net cash (used in) financing activities	(9,817)	(217,242)

Effect of exchange rate changes on cash	6,561	1,143

Net increase (decrease) in cash	174,061	(74,247)
Cash at the beginning of period	502,858	417,759
Cash at the end of period	$676,919	$343,512

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.           Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•               mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•               cash management products such as money market funds and deposit accounts,

•               mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•               managed account products;

2.           Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•               separate accounts,

•               mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•               sub-advisory relationships resulting from the efforts of the institutional marketing department,

•               structured products, and

•               group trusts;

3.           Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•               separate accounts,

•               hedge funds and

•               certain other vehicles; and

4.           Institutional Research Services provided to institutional clients by means of:

•               in-depth research,

•               portfolio strategy,

•               trading and

•               brokerage-related services.

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